SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 3, 2006

                           ENZON PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


              Delaware                  0-12957          22-2372868
    (State or other jurisdiction      (Commission      (IRS Employer
          of incorporation)          File Number)   Identification No.)


       685 Route 202/206, Bridgewater, New Jersey             08807
        (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number, including area code (908) 541-8600

         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)


|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

By letter dated January 3, 2006, Rosina Dixon, a member of the Board of Directors advised the Company that she would retire from the Board of Directors effective April 30, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2005

                                 By:  /s/ CRAIG A. TOOMAN
                                 Name:  Craig A. Tooman
                                 Title:  Executive Vice President, Finance
                                 and Chief Financial Officer